UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 9, 2004

(Date of earliest event reported)

TOMMY HILFIGER CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	1-11226	98-0372112
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9/F, Novel Industrial Building, 850-870 Lai Chi Kok Road, Cheung Sha Wan,

Kowloon, Hong Kong

(Address of principal executive offices)

852-2216-0668

(Registrant’s telephone number, including area code)

Item 7. Exhibits

99.1	Press Release of the Registrant, dated June 9, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition

The information under this caption is furnished by Tommy Hilfiger Corporation (the “Company”) in accordance with Securities and Exchange Commission Release No. 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On June 9, 2004, the Company issued a press release describing its financial results for the fourth quarter and full fiscal year ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this report.

The press release attached as Exhibit 99.1 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. To supplement our quarterly and full fiscal year net income and earnings per share financial results presented in accordance with GAAP, we are presenting non-GAAP measures of net income and earnings per share.

For the three months ended March 31, 2004 and March 31, 2003, these non-GAAP measures are adjusted from results based on GAAP to exclude the following items:

•	The effect of a store closure provision for specialty stores during the fourth quarter of the fiscal year ended March 31, 2004;

•	The effect of the accelerated depreciation of wholesale fixed assets;

•	The effect of a severance provision;

•	The effect of a charge for goodwill impairment;

•	The recognition of amounts due to an underperforming licensee; and

•	The effect of a store closure provision during the fourth quarter of the fiscal year ended March 31, 2003.

For the year ended March 31, 2004 and March 31, 2003, these non-GAAP measures are adjusted from results based on GAAP to exclude the following items:

•	The effect of a favorable litigation settlement;

•	The impairment of retail fixed assets;

•	The effect of a reversal of a store closure provision for specialty stores during the fourth quarter of the fiscal year ended March 31, 2004;

•	The effect of the accelerated depreciation of wholesale fixed assets;

•	The effect of a severance provision;

•	The effect of a charge for goodwill impairment;

•	The recognition of amounts due to an underperforming licensee;

•	The effect of a store closure provision during the fiscal year ended March 31, 2003; and

•	The cumulative effect of a change in accounting principle for goodwill and intangible assets and the one-time, non-cash, deferred tax charge associated with the adoption, as of April 1, 2002, of SFAS No. 142, “Goodwill and Other Intangible Assets.”

The Company believes that these adjusted financial results provide a more meaningful comparison of its ongoing results of operations. In addition, management uses these measures for reviewing the core operating results of the Company and for budget planning purposes. Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMMY HILFIGER CORPORATION

(Registrant)

Date: June 9, 2004	By:	/S/ JOSEPH SCIROCCO
Joseph Scirocco
Chief Financial Officer, Senior Vice President and Treasurer

Exhibit List

Exhibit No.	Description of Document
99.1	Press Release of the Registrant, dated June 9, 2004.